                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 1997


                            MORROW SNOWBOARDS, INC.
            (Exact name of registrant as specified in its charter)


           OREGON                    0-27002                    93-1011046
(State or other jurisdiction of    (Commission                (IRS Employer
incorporation or organization)     File Number)           Identification Number)


                            2600 PRINGLE ROAD, S.E.
                                SALEM, OR 97302
                   (Address of principal executive offices)

                                (503) 375-9300
              Registrant's telephone number, including area code

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                              NEW CREDIT FACILITY

        On November 11, 1997, Morrow Snowboards, Inc. (the "Company") entered into a revolving credit facility with LaSalle Business Credit, Inc. (the "Bank"). The credit facility is being provided pursuant to a Loan and Security Agreement between the Company and the Bank dated as of November 10, 1997 (the "Loan Agreement"). The following is a brief summary of the terms of the credit facility. This summary is qualified in its entirety by reference to the Loan Agreement attached as an exhibit to this Form 8-K.

        The Company's line of credit under the revolving credit facility is up to $7,000,000 for the period between October 15 and February 28, and up to $14,000,000 for the period between March 1 and October 14. As a sublimit to the revolving credit facility, the Company has a letter of credit facility with the Bank for an amount up to $5,000,000. The line of credit available under the revolving credit facility from time to time will be reduced by the amount then outstanding under this sublimit.

        The Loan Agreement also provides for a term loan to the Company of up to the lesser of (a) $4,000,000 or (b) an amount equal to 80 percent of the orderly liquidation value of the Company's eligible machinery and equipment plus 70 percent of the appraised fair market value of its eligible real estate. The term loan would be payable in monthly installments, based on an 84-month amortization schedule, and would mature on the same date as the revolving credit facility. The term loan is subject to the Company achieving certain profitability requirements after 1996.

        The credit facility bears interest at the Bank's Prime Rate plus 0.25 percent (9.0 percent at November 24, 1997). The Company has the option under the credit facility to request a fixed interest rate for specified periods equal to the Bank's LIBOR Rate plus 2.75 percent. Upon the Company's achievement of certain profitability requirements, the interest rate would be reduced to the Bank's Prime Rate, or its LIBOR Rate plus 2.5 percent.

        The Company is required to pay the Bank certain closing fees for the revolving credit facility and the term loan, and a monthly fee equal to 0.25 percent per annum on the daily average unused amount of the revolving credit facility. The Company is also required to pay the Bank a monthly fee equal to
1.5 percent per annum on the aggregate undrawn face amount of all outstanding letters of credit issued for the Company's account.

        The credit facility is available through November 10, 2000, with one-year renewal periods thereafter. At November 24, 1997, the outstanding principal balance under the facility was approximately $2,634,532.

        The revolving facility is secured by substantially all of the Company's assets, including its real estate. The Loan Agreement contains various covenants that require the Company, among other things, to meet certain objectives with respect to net worth, capital expenditures, interest coverage and debt service coverage. At November 12, 1997, the Company was in compliance with all of its covenants.

                ACQUISITION OF WESTBEACH SNOWBOARD CANADA LTD.

        On November 17, 1997, the Company filed a Current Report on Form 8-K (the "Previous 8-K") with respect to its acquisition of the outstanding securities of Westbeach Snowboard Canada Ltd., a British Columbia corporation ("Westbeach"). On the date of the Previous 8-K, the Company still had an outstanding offer to acquire the last 3,000 Class A Common shares of Westbeach from the remaining Westbeach shareholder, who was unreachable prior to closing of the acquisition.

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        The Company acquired the remaining shares from that shareholder on
November 21, 1997 in exchange for $6,887 cash in Canadian dollars and 1,698 shares of Morrow Common Stock. Accordingly, as of that date the Company owns 100 percent of the outstanding securities of Westbeach. There are no other Westbeach securities or rights to acquire Westbeach securities outstanding. The terms of the acquisition are described more fully in the Previous 8-K and the Securities Purchase Agreement (the "Purchase Agreement") attached thereto as an exhibit, with the correction set forth below.

        In the Previous 8-K, the Company stated that the Westbeach management team had agreed to certain indemnification obligations under the Purchase Agreement. The persons actually obligated to indemnify Morrow and its affiliates from the losses specified in the Purchase Agreement are Richard Mellen, a former director and shareholder of Westbeach, and Mark Allinott, Scott Sibley and Chip Wilson, each a Westbeach Vice President.

        The Company will file financial statements and information regarding Westbeach in a future Form 8-K filing no later than 60 days after the date of the Previous 8-K.

                              ADDITIONAL EXHIBIT

        The Company is filing as an additional exhibit hereto its Apparel Design and Manufacturing Agreement dated December 31, 1996 with Marmot Mountain Ltd., which is referenced in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             Exhibit 99.1 Loan and Security Agreement dated as of November 10, 1997 between Morrow Snowboards, Inc., as Borrower, and LaSalle Business Credit, Inc., as Lender.

             Exhibit 99.2 Apparel Design and Manufacturing Agreement dated December 31, 1996 between Morrow Snowboards, Inc. and Marmot Mountain Ltd.

                                  SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant had duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salem, State of Oregon, on November 13, 1997.

                                       MORROW SNOWBOARDS, INC.


                                       By: /s/ DAVID E. CALAPP
                                          --------------------------------------
                                          David E. Calapp
                                          Chief Executive Officer
                                          (Principal Executive Officer)


                                       By: /s/ BLAIR MULLIN
                                          --------------------------------------
                                          Blair Mullin
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)

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                                 EXHIBIT INDEX

Exhibit No.    Document Description
----------     --------------------

    99.1       Loan and Security Agreement dated
               as of November 10, 1997 between
               Morrow Snowboards, Inc., as Borrower,
               and LaSalle Business Credit, Inc., as
               Lender

    99.2       Apparel Design and Manufacturing
               Agreement dated December 31, 1996
               between Morrow Snowboards, Inc. and
               Marmot Mountain Ltd.

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